Employee Benefit Plans - assumptions used (Detail)	12 Months Ended
	Nov. 30, 2014	Nov. 24, 2013
Pension plans, defined benefit [Member]
Weighted-average assumptions used to determine net periodic benefit cost:
Discount rate	4.60%	3.80%
Expected long-term rate of return on plan assets	6.30%	6.40%
Rate of compensation increase	3.70%	3.50%
Weighted-average assumptions used to determine benefit obligations:
Discount rate	3.80%	4.60%
Rate of compensation increase	3.40%	3.70%
Other postretirement benefit plans, defined benefit [Member]
Weighted-average assumptions used to determine net periodic benefit cost:
Discount rate	4.20%	3.30%
Weighted-average assumptions used to determine benefit obligations:
Discount rate	3.60%	4.20%
Assumed health care cost trend rates were as follows:
Health care trend rate assumed for next year	7.00%	7.20%
Rate trend to which the cost trend is assumed to decline	4.50%	4.50%
Year that rate reaches the ultimate trend rate	2028	2028